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                                                                Exhibit 32.2
                                                                ------------

                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002*


In connection with the Annual Report of PGI, Incorporated (the "Registrant") on Form 10-KSB for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Laurence A. Schiffer, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Registrant.




/s/ Laurence A. Schiffer                                      March 30, 2004
------------------------
Laurence A. Schiffer
Chief Financial Officer (Principal Financial Officer)




*A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and will be furnished to the Securities and Exchange Commission or its staff upon request.